UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road Suite 2050 Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 19, 2012, Sparton Corporation (“Sparton”) filed a Current Report on Form 8-K (the “November 19 Form 8-K”) to report the completion of the acquisition by Sparton Onyx, LLC, a Delaware limited liability company (“Sparton Onyx”) and wholly owned subsidiary of Sparton , of all of the outstanding limited liability company interests of Onyx EMS, LLC, a South Dakota limited liability company (“Onyx EMS”) for $43.25 million upon the satisfaction of certain closing conditions described in the Unit Purchase Agreement between Sparton Onyx and Everett Smith Group, Ltd., who previously owned all of the company interests of Onyx EMS, dated November 2, 2012 (the “Purchase Agreement”), as further described on the Current Report on Form 8-K filed on November 7, 2012 (the “November 7 Form 8-K”) by Sparton. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement as filed with the November 7 Form 8-K as exhibit 10.1 which is incorporated herein by reference. At December 31, 2012, Sparton recorded additional consideration of $2.19 million in relation to a post-closing working capital adjustment which will be settled in Sparton’s third fiscal quarter.

This amendment to the November 19 Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Onyx EMS, LLC, as of and for the year ended November 30, 2011, the notes related thereto and the related independent auditor’s report of BDO USA, LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Onyx EMS, LLC, as of and for the nine months ended August 31, 2012 and notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of income for the year ended June 30, 2012, unaudited pro forma condensed combined statement of income for the three months ended September 30, 2012, unaudited pro forma condensed combined balance sheet as of September 30, 2012 and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit 23.1	Consent of BDO USA, LLP.

Exhibit 99.1	Audited consolidated financial statements of Onyx EMS, LLC, as of and for the year ended November 30, 2011, the notes related thereto and the related independent auditor’s report of BDO USA, LLP.

Exhibit 99.2	Unaudited consolidated financial statements of Onyx EMS, LLC, as of and for the nine months ended August 31, 2012 and notes related thereto.

Exhibit 99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2012, unaudited pro forma condensed combined statement of income for the year ended June 30, 2012, and unaudited pro forma condensed combined statement of income for the three months ended September 30, 2012 and the notes related thereto .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: January 31, 2013	By:	/s/ Mark L. Schlei
Mark L. Schlei, Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP.

99.1	Audited consolidated financial statements of Onyx EMS, LLC, as of and for the year ended November 30, 2011, the notes related thereto and the related independent auditor’s report of BDO USA, LLP.

99.2	Unaudited consolidated financial statements of Onyx EMS, LLC, as of and for the nine months ended August 31, 2012 and notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2012, unaudited pro forma condensed combined statement of income for the year ended June 30, 2012, and unaudited pro forma condensed combined statement of income for the three months ended September 30, 2012 and the notes related thereto.